UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 30, 2024

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Vacasa, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41130 (Commission File Number)	87-1995316 (IRS Employer Identification No.)

850 NW 13th Avenue
Portland, OR 097209
(Address of Principal Executive Offices) (Zip Code)
(503) 946-3650
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On December 30, 2024, Vacasa, Inc. (the “Company”) and Vacasa Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Company LLC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Casago Holdings, LLC, a Delaware limited liability company (“Parent”), Vista Merger Sub II Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Company Merger Sub”), and Vista Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“LLC Merger Sub” and collectively with Company Merger Sub, the “Merger Subs”). Capitalized terms used and not otherwise defined herein have the meaning set forth in the Merger Agreement, which is attached hereto as Exhibit 2.1.

Upon the terms and subject to the conditions set forth in the Merger Agreement, (a) LLC Merger Sub will merge with and into Company LLC (the “LLC Merger”), with Company LLC surviving the LLC Merger as a wholly owned subsidiary of Parent and (b) Company Merger Sub will merge with and into the Company (the “Company Merger” and together with the LLC Merger, the “Mergers”), with the Company surviving the Company Merger.

If the Mergers are consummated, the Class A Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act of 1934, as amended (the “Exchange Act”) as promptly as practicable after the Company Merger Effective Time.

Merger Consideration; Effect on Capital Stock

At the effective time of the Company Merger (the “Company Merger Effective Time”), (a) each share of Class A common stock, par value $0.00001 per share, of the Company (the “Class A Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time will be converted into the right to receive $5.02 in cash, without interest, subject to potential downward adjustment in accordance with the terms and conditions set forth in the Merger Agreement, as further detailed below (as adjusted, the “Merger Consideration”), and (b) each share of Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time will automatically be canceled and cease to exist, as further detailed below. At the effective time of the LLC Merger (the “LLC Merger Effective Time”), each of the Common Units and Class G Units of Company LLC (each, a “Company LLC Unit”) issued and outstanding immediately prior to the LLC Merger Effective Time and after the Company LLC Units Redemptions, other than (i) the Rollover Units, (ii) the Company LLC Units owned by Parent or its wholly owned subsidiaries and (iii) the Company LLC Units owned by the Company or any of its wholly owned subsidiaries, will automatically be canceled and forfeited for no consideration.

The Merger Consideration is subject to potential downward adjustment based on the number of homes under management by the Company and its subsidiaries (the “Unit Count”) as of twelve business days prior to the anticipated closing date (such date, the “Adjustment Measurement Date”).  The Merger Consideration will be reduced by $0.10 for every 500 units that the Unit Count falls below 32,000 units, which top-line number will be reduced by 600 units at the start of each month after March 31, 2025.  Additionally, the Merger Consideration is subject to a downward adjustment if the Company’s Liquidity (as defined in the Company Credit Agreement) is below $15,000,000 as of the last liquidity measurement of the Company prior to the Adjustment Measurement Date. The Company will issue a press release prior to the closing of the Mergers (the “Closing”) announcing the final Merger Consideration.  As of December 23, 2024, the Unit Count of the Company was 36,510.

Following the Rollover and immediately prior to and conditioned upon the LLC Merger Effective Time, the Company will require each member of Company LLC (other than the Company and its wholly owned subsidiaries and Parent and its wholly owned subsidiaries) to effect a Redemption (as defined in the Fourth Amended and Restated Limited Liability Company Agreement of Company LLC, dated as of December 6, 2021, as amended (the “Company LLC Agreement”)) of all outstanding Common Units held by such member, other than the Rollover Units, together with, as applicable, a corresponding number of shares of Class B Common Stock, pursuant to which such Common Units and such shares of Class B Common Stock will be exchanged for shares of Class A Common Stock in accordance with the Company LLC Agreement and the former holders of such Common Units and shares of Class B Common Stock will be entitled to receive the Merger Consideration in accordance with the Merger Agreement (the “Company LLC Units Redemptions”).

Following the consummation of the Company LLC Units Redemptions and in accordance with the Amended and Restated Certificate of Incorporation of the Company, dated as of December 6, 2021, as amended (the “Company Charter”), immediately prior to the Closing, each share of Class G common stock, par value $0.00001 per share, of the Company (the “Class G Common Stock” and collectively with the Class A Common Stock and Class B Common Stock, the “Company Stock”) will automatically convert into shares of Class A Common Stock at the Class G Strategic Transaction Ratio (as defined in the Company Charter) and the former holders of Class G Common Stock will be entitled to receive the Merger Consideration in accordance with the Merger Agreement (the “Class G Conversions”). Immediately following the Class G Conversions and immediately prior to the Closing, Company LLC will be deemed to issue to the Company a number of Common Units equal to the number of shares of Class A Common Stock issued by the Company in connection with the Class G Conversions in accordance with Section 4.01(a) of the Company LLC Agreement (the “Issuance”).

Treatment of Company Equity Awards

At the Company Merger Effective Time, as a result of the Company Merger, (a) each Company RSU that is outstanding and vested, but not yet settled, as of immediately prior to the Company Merger Effective Time (each, a “Vested Company RSU”), and each Company PSU that is outstanding and vested, but not yet settled, as of immediately prior to the Company Merger Effective Time (each, a “Vested Company PSU”), will automatically be canceled and converted into the right to receive an amount of cash equal to the Merger Consideration, (b) each award of Company RSUs, as of immediately prior to the Company Merger Effective Time, that is not a Vested Company RSU (an “Unvested Company RSU”) will automatically be canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award, an amount of cash equal to the Merger Consideration (the “RSU Cash Award”) which will, subject to the holder’s continued service, vest and become payable at the same time the corresponding portion of the award of the Unvested Company RSUs would have vested pursuant to its terms, (c) each Company PSU that, as of immediately prior to the Company Merger Effective Time, is not a Vested Company PSU (each, an “Unvested Company PSU”) and that is subject to one or more performance goals that are based on the trading price of the Class A Common Stock (each, a “Share Price Company PSU”) will automatically be canceled without payment therefor, and (d) each award of Unvested Company PSUs (other than Share Price Company PSUs) that is outstanding as of immediately prior to the Company Merger Effective Time will automatically be canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award (with the number of shares calculated based on the attainment of target performance levels), an amount of cash equal to the Merger Consideration (each, a “PSU Cash Award”), which will, subject to the holder’s continued service, vest and become payable at the same time as the corresponding portion of the award of Unvested Company PSUs would have vested pursuant to its time-based vesting terms (including any accelerated vesting terms and conditions).

Further, at the Company Merger Effective Time, (i) each Company Option that is outstanding and unexercised as of immediately prior to the Company Merger Effective Time will automatically be canceled and converted into the right to receive an amount in cash equal to the product of (a) the number of shares of Class A Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time, multiplied by (b) the excess (if any) of the Merger Consideration over the per share exercise price of such Company Option. Each (i) Company Option that is outstanding and unexercised as of immediately prior to the Company Merger Effective Time with a per share exercise price that is equal to or greater than the Merger Consideration, and (ii) each Company SAR that is outstanding as of immediately prior to the Company Merger Effective Time, will, as of the Company Merger Effective Time, be canceled without payment therefor.

Recommendation of the Special Committee and the Company Board

A special committee (the “Special Committee”) of the board of directors of the Company (the “Company Board”), comprised solely of disinterested and independent members of the Company Board, unanimously (a) recommended that the Company Board approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, and (b) recommended that, subject to Company Board approval, the Company Board submit the Merger Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of adoption of the Merger Agreement. The Company Board, acting on the recommendation of the Special Committee, (a) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, (b) authorized and approved the execution, delivery and performance by the Company and Company LLC of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Mergers, upon the terms and subject to the conditions contained therein, (c) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company or, if the Company receives executed Stockholder Consents sufficient to obtain the Company Stockholder Approvals on or prior to the fourteenth day following the date of the Merger Agreement, through written consent, and (d) recommended that the stockholders of the Company vote in favor of the adoption of the Merger Agreement. Both the Special Committee and the Company Board determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and its Unaffiliated Stockholders (as defined in the Merger Agreement).

Conditions to the Mergers

Consummation of the Mergers is subject to the satisfaction or, if permitted by law, waiver by the Company, Parent, or both, of a number of conditions, including, among other customary closing conditions, (a) (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, and entitled to vote thereon, (ii) the adoption of the Merger Agreement and the waiver of any applicable provision of Section 5.1(d) of the Company Charter by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Class A Common Stock, voting as a single class, and (iii) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Class B Common Stock, voting together as a single class (collectively, the “Company Stockholder Approvals”), (b) the absence of any order or other action that is in effect (whether temporary, preliminary or permanent) by a governmental authority restraining, enjoining or otherwise prohibiting the consummation of the Mergers, (c) the absence of a material adverse effect of the Company since the date of the Merger Agreement, (d) the occurrence of the Company LLC Units Redemptions, (e) the absence of termination or acceleration of the Company Credit Agreement by the lenders thereunder, and the becoming effective of the amendments set forth in Amendment No. 4 to the Company Credit Agreement at or substantially concurrently with closing (including any amendments made in accordance with the Merger Agreement), (f) the Unit Count not being less than 24,000 as of Adjustment Measurement Date, and (g) the performance by the Company of its obligations, including payoff thereof in accordance with the Merger Agreement, relating to the payoff letters with respect to the indebtedness in respect of the convertible notes held by Davidson Kempner Capital Management in accordance with the terms of the Merger Agreement. Moreover, each party’s obligation to consummate the Mergers is subject to certain other conditions, including the accuracy of the other party’s representations and warranties (subject to certain materiality or other qualifiers) and the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to certain materiality qualifiers).

Representations and Warranties; Covenants

The Company has made various representations and warranties and agreed to certain covenants in the Merger Agreement, including covenants relating to the Company’s conduct of its business between the date of the Merger Agreement and the earlier of the date on which the Closing occurs and the termination of the Merger Agreement and other matters.

Under the Merger Agreement, the Company will file a preliminary proxy statement no later than 36 calendar days following the execution of the Merger Agreement; provided, however, that if the Company receives a sufficient amount of executed written consents from stockholders of the Company to obtain the Company Stockholder Approvals by the 14th day following the date of the Merger Agreement, then the Company will file an information statement on Schedule 14C in lieu of filing such proxy statement.

Until the Company Merger Effective Time or the earlier termination of the Merger Agreement, the Company has agreed not to solicit alternative Acquisition Proposals (as such term is defined in the Merger Agreement) from third parties or provide information to, or participate in discussions and engage in negotiations with, third parties regarding any alternative Acquisition Proposals, subject to certain exceptions if failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations under applicable law. Under the Merger Agreement, the Company and Parent have agreed to cooperate in good faith to explore the potential franchising of certain assets of the Company following the Closing.

Termination Rights

The Merger Agreement contains certain termination rights for the parties, including, among others, the right of either party, subject to specified limitations, to terminate the Merger Agreement if the Mergers are not consummated on or before June 30, 2025, which date may be extended in certain circumstances in accordance with the Merger Agreement, or if the Unit Count falls below 24,000 as of the Adjustment Measurement Date or for two consecutive months. The Merger Agreement provides that upon the termination of the Merger Agreement in specified circumstances, including (a) termination by the Company to accept and enter into a definitive agreement with respect to a Superior Proposal (as such term is defined in the Merger Agreement) or termination by Parent following a Change of Recommendation (as such term is defined in the Merger Agreement) or the occurrence of other, customary circumstances, the Company must pay Parent a termination fee of $4,077,500, and (b) termination by the Company in the event of a Parent terminable breach or termination by the Company or Parent as a result of the Parent’s failure to close the Mergers, Parent must pay the Company a termination fee of $5,825,000.

Limited Guarantees; Equity Commitment Letters

Certain equity financing sources of Parent (the “Guarantors”) have delivered to the Company (a) a limited guarantee in favor of the Company and pursuant to which the Guarantors are guaranteeing certain obligations of Parent and Merger Subs in connection with the Merger Agreement and (b) an executed equity commitment letter between Parent and each of the Guarantors pursuant to which the Guarantors have, together, committed to invest sufficient funds in Parent to finance a portion of the Merger Consideration.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Company LLC. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Company LLC, Parent or Merger Subs or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Support Agreements

As a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, certain existing stockholders of the Company (collectively, the “Rollover Stockholders”), entered into those certain Support Agreements with the Company, Parent and the other parties thereto, pursuant to which, among other things, the Rollover Stockholders have agreed to support the transactions contemplated by the Merger Agreement and vote in favor of the matters to be submitted to the Company’s stockholders in connection with the Mergers, refrain from soliciting or supporting other Acquisition Proposals and contribute, directly or indirectly, and immediately prior to the Company LLC Units Redemptions, the Class G Conversions, the Issuance and the LLC Merger Effective Time, all of the shares of Company Stock and Company LLC Units held by them (such units, the “Rollover Units”) to Parent in exchange for certain equity interests of such owner of Parent, on the terms and subject to the conditions set forth in the Support Agreements and thereafter such Company Stock and Company LLC Units shall be contributed to Parent.

The Support Agreements will terminate upon the earliest to occur of the Closing, the valid termination of the Merger Agreement in accordance with its terms, and an amendment to the Merger Agreement without the prior written consent of the Rollover Stockholders that reduces the amount of the Merger Consideration or changes the form of the Merger Consideration or the written consent of the parties thereto.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the Support Agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Amendment No. 1 to Tax Receivable Agreement

Concurrently with the execution and delivery of the Merger Agreement, the Company and Company LLC entered into that certain Amendment No 1. to the Tax Receivable Agreement (as defined below) (the “TRA Amendment”) with SLP Venice Holdings, L.P. and the Majority TRA Holders signatory thereto, pursuant to which the Majority TRA Holders agreed to amend the Tax Receivable Agreement, dated as of December 6, 2021 (the “Tax Receivable Agreement”), by and among the Company, Company LLC and the other parties thereto, to provide for the termination of the Tax Receivable Agreement and release the Company, Company LLC and the other parties thereto from any further rights or obligations under the Tax Receivable Agreement, including with respect to the payment of all or any portion of any Early Termination Payment or any other amounts owed pursuant to the Tax Receivable Agreement. If the Merger Agreement is terminated prior to the Closing, the TRA Amendment will be void and of no force and effect and the Tax Receivable Agreement will remain in full force and effect as if the TRA Amendment had not become effective.

The foregoing description of the TRA Amendment does not purport to be complete and is qualified in its entirety by reference to a form of the TRA Amendment, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Amendment No. 4 to Revolving Credit Agreement

On December 30, 2024, Company LLC and its wholly owned subsidiary V-Revolver Sub LLC (the “Borrower”), entered into Amendment No. 4 (the “Credit Agreement Amendment”) to the revolving credit agreement, dated as of October 7, 2021 (as amended, the “Credit Agreement”), among Company LLC, the Borrower, each lender party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and issuing bank, which provides for borrowings under a senior secured revolving credit facility that may be borrowed and repaid from time to time.

Upon the consummation of the transactions contemplated by the Merger Agreement, the amendments set forth in the Credit Agreement Amendment shall automatically be deemed to have been made operative and the Credit Agreement will be amended to, among other things, prevent the consummation of the transactions set forth in the Merger Agreement from triggering a change in control event of default under the Credit Agreement.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to a form of the Credit Agreement Amendment, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On December 30, 2024, the Company announced that it had entered into the Merger Agreement. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information and Where to Find It

The proposed transaction is expected to be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company plans to file a proxy statement on Schedule 14A and other relevant materials with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to the stockholders of the Company.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by the Company, at the Company’s website, investors.vacasa.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from the Company by writing to Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the compensation of the directors and named executive officers of the Company is set forth in the “Director Compensation” and “Executive Compensation Matters” sections the definitive proxy statement for the 2024 annual meeting of stockholders for the Company, which was filed with the SEC on April 8, 2024 (the “Proxy Statement”), commencing on pages 16 and 30, respectively, and information regarding the participants’ holdings of the Company’s securities is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, commencing on page 38. The Proxy Statement can be obtained free of charge from the sources indicated above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth the Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by Joerg Adams on May 23, 2024, Ryan Bone on May 23, 2024, Chad Cohen on May 23, 2024, Benjamin Levin on May 23, 2024, Barbara Messing on May 23, 2024, Jeffrey Parks on May 23, 2024, Karl Peterson on May 23, 2024, Chris Terrill on May 23, 2024, Rob Greyber on July 5, 2024, Bruce Schuman on July 5, 2024, Luis Sosa on August 9, 2024, and Alan Liu on August 9, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials when they are filed with the SEC.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and speak only as of the date they are made. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “target, “ “forecast,” “outlook,” or the negative of these terms or other similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements include, among others, statements regarding forecasts and projections; estimated costs, expenditures, cash flows, growth rates and financial results; plans and objectives for future operations, growth or initiatives; strategies or the expected outcome or impact of pending or threatened litigation; and expected timetable for completing the proposed transaction. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to the Company. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: (i) the failure to obtain the required votes of the Company’s stockholders; (ii) the timing to consummate the proposed transaction; (iii) the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; (iv) risks related to the ability of the Company to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the diversion of management time on transaction-related issues; (vi) results of litigation, settlements and investigations in connection with the proposed transaction; (vii) actions by third parties, including governmental agencies; (viii) global economic conditions; (ix) potential business uncertainty, including changes to existing business and customer relationships during the pendency of the proposed transaction that could affect financial performance; (x) adverse industry conditions; (xi) adverse credit and equity market conditions; (xii) the loss of, or reduction in business with, key customers; legal proceedings; (xiii) the ability to effectively identify and enter new markets; (xiv) governmental regulation; (xv) the ability to retain management and other personnel; and (xvi) other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at investors.vacasa.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of December 30, 2024, by and among Vacasa, Inc., Vacasa Holdings LLC, Casago Holdings, LLC, Vista Merger Sub II Inc. and Vista Merger Sub LLC.*
10.1	Support Agreement, dated as of December 30, 2024, by and among Vacasa, Inc., Casago Holdings, LLC, SLP V Venice Feeder I, L.P. and SLP Venice Holdings L.P.
10.2
Support Agreement, dated as of December 30, 2024, by and among Vacasa, Inc., Casago Holdings, LLC, RW Vacasa AIV L.P., RW Industrious Blocker L.P., RCP III Vacasa AIV L.P., Riverwood Capital Partners II (Parallel - B) L.P., Riverwood Capital Partners III (Parallel - B) L.P., RCP III (A) Vacasa AIV L.P., RCP III Blocker Feeder L.P. and RCP III (A) Blocker Feeder L.P.

10.3
Support Agreement, dated as of December 30, 2024, by and among Vacasa, Inc., Casago Holdings, LLC, Level Equity Opportunities Fund 2015, L.P., Level Equity Opportunities Fund 2018, L.P., LEGP II AIV(B), L.P., LEGP I VCS, LLC, LEGP II VCS, LLC and Level Equity - VCS Investors, LLC.

10.4	Amendment No. 1 to Tax Receivable Agreement, dated as of December 30, 2024, by and among Vacasa, Inc., Vacasa Holdings LLC and the other parties thereto.
10.5
Amendment No. 4 to Revolving Credit Agreement, dated as of December 30, 2024, by and between Vacasa Holdings LLC, V-Revolver Sub LLC, each lender party thereto and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and issuing bank.

99.1	Press Release dated December 30, 2024
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the inline XBRL document.

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

Dated: December 31, 2024